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                                                                    EXHIBIT 23.3



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 13, 1999, with respect to the 1998 financial statements of USN Communications, Inc. included in the Registration Statement (Form S-4 No. 33-74801) and related Prospectus of CoreComm Limited for the registration of 1,682,726 shares of its common stock.



                                              ERNST & YOUNG LLP



Chicago, Illinois
April 30, 1999